UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2026

Royalty Pharma plc

(Exact Name of Registrant as Specified in its Charter)

England and Wales	001-39329	98-1535773
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Identification No.)

110 East 59th Street New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 883-0200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, par value $0.0001 per share	RPRX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 4, 2026, Royalty Pharma plc (the “Company”) held its 2026 Annual General Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders voted on 10 proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 10, 2026 (the “Proxy Statement”). There were 508,180,103 shares of the Company’s Class A ordinary shares and Class B ordinary shares, voting as a single class, present or represented by proxy at the Annual Meeting, which represented 88.08% of the combined voting power of the Class A ordinary shares and Class B ordinary shares entitled to vote at the Annual Meeting, and which constituted a quorum for the transaction of business. Holders of the Company’s Class A ordinary shares and Class B ordinary shares were entitled to one vote for each share held as of the record date described in the Proxy Statement. The Company’s inspector of election certified the following vote tabulations:

Proposal 1. To elect nine directors, each by separate ordinary resolutions, to the Company’s Board of Directors to serve until the 2027 Annual General Meeting of Shareholders:

Nominee	For	Against	Abstain	Broker Non-Votes
Pablo Legorreta	458,242,360	29,448,236	168,578	20,320,929
Ted Love, M.D.	464,556,053	23,135,217	167,904	20,320,929
Bonnie Bassler, Ph.D.	486,078,663	1,615,471	165,040	20,320,929
Vlad Coric, M.D.	433,218,530	54,472,087	168,557	20,320,929
Catherine Engelbert	485,200,369	2,492,809	165,996	20,320,929
Carole Ho, M.D.	487,136,029	557,922	165,223	20,320,929
David Hodgson	479,933,527	7,733,381	192,266	20,320,929
Gregory Norden	481,576,664	6,090,949	191,561	20,320,929
Elizabeth Weatherman	487,564,658	128,998	165,518	20,320,929

Proposal 2. To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
476,044,602	11,067,486	747,086	20,320,929

Proposal 3. To ratify the appointment of Ernst & Young LLP, as the Company’s independent registered public accounting firm:

For	Against	Abstain
506,307,829	832,217	1,040,057

There were no broker non-votes on this proposal.

Proposal 4. To approve receipt of the Company’s U.K. statutory accounts together with the Company’s U.K. statutory reports, including the directors’ report, the strategic report, the directors’ remuneration report and the auditors’ report for the fiscal year ended December 31, 2025 (“U.K. Annual Report and Accounts”):

For	Against	Abstain	Broker Non-Votes
487,151,335	98,040	609,799	20,320,929

Proposal 5. To approve, on a non-binding advisory basis, the Company’s U.K. directors’ remuneration report in the U.K. Annual Report and Accounts:

For	Against	Abstain	Broker Non-Votes
478,165,378	8,935,552	758,244	20,320,929

Proposal 6. To re-appoint Ernst & Young as the Company’s U.K. statutory auditor under the U.K. Companies Act 2006, to hold office until the conclusion of the next general meeting of shareholders at which the U.K. annual report and accounts are presented to shareholders:

For	Against	Abstain
506,752,136	384,952	1,043,015

There were no broker non-votes on this proposal.

Proposal 7. To authorize the Board of Directors to determine the remuneration of the Company’s U.K. statutory auditor:

For	Against	Abstain	Broker Non-Votes
487,092,662	575,800	190,712	20,320,929

Proposal 8. To approve the terms of the agreements and counterparties pursuant to which the Company may purchase its Class A ordinary shares:

For	Against	Abstain	Broker Non-Votes
474,475,427	12,499,628	884,119	20,320,929

Proposal 9. To authorize the Board of Directors to allot shares:

For	Against	Abstain	Broker Non-Votes
469,111,384	18,568,396	179,394	20,320,929

Proposal 10. To authorize the Board of Directors to allot shares without rights of pre-emption:

For	Against	Abstain	Broker Non-Votes
445,653,078	42,016,406	189,690	20,320,929

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ROYALTY PHARMA PLC

Date: June 4, 2026	By:	/s/ Arthur McGivern
Arthur McGivern
EVP, General Counsel & Investments